Exhibit 10.33

Date:	27 June 2023

To:	TRANGLO SDN BHD

No. 808, Jalan 17/24,
46400 Petaling Jaya,
Selangor

TRANGLO PTE.LTD.

105 Cecil Street #22-11,
The Octagon, Singapore 069534

Dear Sirs

SECONDMENT AGREEMENT DATED 29 NOVEMBER 2021 ENTERED INTO BETWEEN RIPPLE (AS DEFINED BELOW), TRANGLO SDN BHD AND TRANGLO PTE. LTD. (COLLECTIVELY, THE “PARTIES” and each a “party”) (the “AGREEMENT”) - SIDE LETTER (“LETTER”) TO THE AGREEMENT

1.	We, Ripple Labs Singapore Pte. Ltd. (“Ripple”), refer to the Agreement. This Letter is supplemental to the Agreement and capitalised terms used herein shall, unless otherwise defined or the context may otherwise require, bear the same meaning as ascribed in the Agreement.

2.	We refer to the provisions of Clause 2.2 of the Agreement that govern the matters that the Secondee shall be responsible for in relation to the Group.

3.	Further to Parties’ discussions, as the Secondee is a U.S. person who is subject to U.S. Bank Secrecy Act requirements to file a Report of Foreign Bank and Financial Accounts on Financial Crimes Enforcement Network Form 114 in connection with signature authorities (over at least one financial account located outside of the U.S. if the aggregated value of those foreign accounts exceeded US$10,000 at any time during the calendar year reported), we write to confirm the Parties’ mutual agreement that the current Clause 2.2(c) of the Agreement shall be deleted in its entirety and replaced with the following:

“VOID”.

4.	Except to the extent expressly supplemented by this Letter, the terms and conditions of the Agreement and all other instruments, agreements and documents executed thereunder or pursuant thereto shall remain unchanged and shall continue in full force and effect.

5.	The Agreement shall henceforth be read and construed in conjunction with the modifications effected by this Letter. The Agreement shall be read and construed as one instrument with this Letter to the extent applicable.

6.	In the case of a conflict or inconsistency between any provision of this Letter and the Agreement, the terms of this Letter shall prevail and bind the Parties insofar as to resolve any such inconsistencies.

7.	Nothing contained in this Letter shall be interpreted as a waiver of any of the rights, powers, discretions or remedies of any of the Parties under or pursuant to the Agreement.

8.	Each Party represents and warrants to the other Party that:

(a)	it has the requisite authority and power to enter into, exercise its rights and perform and comply with its obligations under this Letter; and

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(b)	its obligations under this Letter are legal, valid, binding and enforceable in accordance with its terms.

9.	This Letter supersedes any other agreement, letter, correspondence (oral or written or expressed or implied) entered into prior to this Letter in respect of the matters dealt with in this Letter.

10.	This Letter shall be executed as a Deed and may be signed in any number of counterparts, all of which taken together shall constitute one and the same instrument. Each counterpart may be signed by a party or parties and transmitted by electronic or facsimile transmission which shall be valid and effectual as if executed as an original.

11.	A person who is not party to this Letter has no rights under the Contracts (Rights of Third Parties) Act of Singapore, 2002 to enforce any term of this Letter, but this does not affect any right or remedy of a third party which exists or is available apart from the said Act.

12.	This Letter shall be governed by and construed in accordance with the laws of Singapore. Any dispute arising out of or in connection with this Letter shall be resolved in accordance with Clause 15.2 of the Agreement.

Yours truly

EXECUTED as a DEED by	)
)
for and on behalf of	)
RIPPLE LABS SINGAPORE PTE. LTD.	)
in the presence of:	)	/s/ Brooks Entwistle
Name: Brooks Entwistle
Designation: Director

/s/ Cheryl Wong
Witness Signature
Name: Cheryl Wong

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ACCEPTANCE

Date:

To:	RIPPLE LABS SINGAPORE PTE. LTD.

I, the undersigned, hereby confirm my acknowledgement and agreement to the terms set out in your Letter dated 27 June 2023 above.

EXECUTED as a DEED by	)
)
for and on behalf of	)
TRANGLO SDN BHD	)
in the presence of:	)	/s/ Hui Ka Wah
Name: Hui Ka Wah, Ronnie
Designation: Director

/s/ Prisca Li
Witness Signature
Name: Prisca Li

ACCEPTANCE

Date:

To:	RIPPLE LABS SINGAPORE PTE. LTD.

We, the undersigned, hereby confirm our acknowledgement and agreement to the terms set out in your Letter dated 27 June 2023 above.

EXECUTED as a DEED by	)
)
for and on behalf of	)
TRANGLO PTE. LTD.	)
in the presence of:	)	/s/ Lee Yuan Hui
Name: Lee Yuan Hui
Designation: Group Chief Executive Officer

/s/ June Liow
Witness Signature
Name: June Liow